                                 AMENDMENT NO. 1
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM EQUITY FUNDS

          This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (this "Amendment") amends, effective March 27, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the mergers of AIM Aggressive Growth Fund, AIM Weingarten Fund and AIM Blue Chip Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of March 27, 2006.


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Name: Robert H. Graham
                                        Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM EQUITY FUNDS

                                   "SCHEDULE A

                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                        CLASSES OF EACH PORTFOLIO
---------                        ---------------------------
AIM Capital Development Fund     Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Institutional Class Shares
                                 Investor Class Shares

AIM Charter Fund                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Institutional Class Shares

AIM Constellation Fund           Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Institutional Class Shares

AIM Diversified Dividend Fund    Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Institutional Class Shares
                                 Investor Class Shares

AIM Large Cap Basic Value Fund   Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Institutional Class Shares
                                 Investor Class Shares

AIM Large Cap Growth Fund        Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Institutional Class Shares
                                 Investor Class Shares

PORTFOLIO                        CLASSES OF EACH PORTFOLIO
---------                        ---------------------------
AIM Mid Cap Growth Fund          Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Institutional Class Shares

AIM Select Basic Value Fund      Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Institutional Class Shares"